UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant X

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

x	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WORTHINGTON INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

X	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! WORTHINGTON INDUSTRIES, INC. 2022 Annual Meeting of Shareholders Vote by September 27, 2022 11:59 p.m., EDT or at the Annual Meeting on September 28, 2022 3:00 p.m., EDT WORTHINGTON INDUSTRIES WORTHINGTON INDUSTRIES, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 D89499-P78486 You invested in WORTHINGTON INDUSTRIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 28, 2022. Get informed before you vote View Worthington Industries, Inc.’s letter to shareholders, Notice of Annual Meeting of Shareholders, Proxy Statement, 2022 Annual Report and the form of proxy online at www.proxyvote.com OR you can receive a free paper or e-mail copy of the proxy material(s) by requesting them prior to September 14, 2022. If you would like to request a copy of the proxy material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an e-mail to sendmaterial@proxyvote.com. If sending an e-mail, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or e-mail copy For complete information and to vote, visit www.proxyvote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* September 28, 2022 3:00 p.m., Eastern Daylight Time Virtually at: www.virtualshareholdermeeting.com/WOR2022 *Please check the proxy materials for the Annual Meeting of Shareholders for any special requirements for meeting attendance. You will need to have the control number (indicated above) to vote virtually at the Annual Meeting of Shareholders.

Vote at www.proxyvote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting of Shareholders of Worthington Industries, Inc. Please follow the instructions on the reverse side to vote on these important matters. Voting Items 1. Election of four directors, each to serve for a term of three years to expire at the 2025 Annual Meeting of Shareholders: Nominees: 01) Kerrii B. Anderson 02) David P. Blom 03) John P. McConnell 04) Mary Schiavo Board Recommends For 2. Approval of advisory resolution to approve the compensation of Worthington Industries, Inc.’s named executive officers.  3. Ratification of selection of KPMG LLP as Worthington Industries, Inc.‘s independent registered public accounting firm for the fiscal year ending May 31, 2023.  NOTE: In their discretion, the persons named as proxies will be authorized to vote on such other business as may properly come before the Annual Meeting of Shareholders For For Prefer to receive an e-mail instead? While voting on www.proxyvote.com, be sure to click “Sign up for E-delivery” D89500-P78486